UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2012

PHH Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-07797	52-0551284
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Leadenhall Road, Mount Laurel, New Jersey		08054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856-917-1744

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2012, Luke Hayden, formerly Executive Vice President, Mortgage, of PHH Corporation (the "Company"), and Mark Johnson, formerly Senior Vice President and Treasurer of the Company, resigned their respective positions with the Company and each of the Company's subsidiaries.

On March 13, 2012, the Company announced the appointment of Smriti Laxman Popenoe as Interim President of PHH Mortgage Corporation, a wholly owned subsidiary of the Company, and Richard Bradfield as Senior Vice President and Treasurer of the Company.

Item 7.01 Regulation FD Disclosure.

On March 13, 2012, the Company issued the press release attached hereto as Exhibit 99.1 announcing the appointment of Smriti Laxman Popenoe as Interim President of PHH Mortgage Corporation, a wholly owned subsidiary of the Company, and Richard Bradfield as Senior Vice President and Treasurer of the Company. Exhibit 99.1 is incorporated into this Item 7.01 by reference in its entirety.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 PHH Corporation press release dated March 13, 2012.*

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* Exhibit 99.1 hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall such Exhibit be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH Corporation

March 14, 2012	By:	William F. Brown

Name: William F. Brown
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	PHH Corporation press release dated March 13, 2012